UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2009

Warner Music Group Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Pursuant to Regulation FD, Warner Music Group Corp. (the “Company”) is hereby furnishing certain information as Exhibit 99.1 regarding the Company and WMG Acquisition Corp. which has been disseminated in connection with the event discussed under Item 8.01 below, which Exhibit 99.1 is incorporated by reference into this Item 7.01. This information is being “furnished” to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

ITEM 8.01.	OTHER EVENTS.

On May 18, 2009, the Company announced that its subsidiary, WMG Acquisition Corp., intends to offer $500 million aggregate principal amount of senior secured notes due 2016 (the “Notes”). WMG Acquisition Corp. will use the net proceeds from the offering to repay a portion of the term loans under its existing senior secured credit facility. The Notes have not been registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. The text of the press release is set forth as Exhibit 99.2.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K and the Exhibits hereto include forward-looking statements that reflect the current views of Warner Music Group Corp. about future events and financial performance. Words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions that predict or indicate future events or trends, or that do not relate to historical matters, identify forward-looking statements. All forward-looking statements are made as of today, and we disclaim any duty to update such statements. Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will result or be achieved. Investors should not rely on forward-looking statements, because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from our expectations. Please refer to our and our subsidiary’s Form 10-Q and our and their other filings with the U.S. Securities and Exchange Commission concerning factors that could cause actual results to differ materially from those described in our forward-looking statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1	Information intended to be disclosed to potential investors.*

99.2	Press Release dated May 18, 2009.**

*	Furnished herewith
**	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: May 19, 2009	By:	/s/ Steven Macri
Steven Macri
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information intended to be disclosed to potential investors.*

99.2	Press Release dated May 18, 2009.**

  * Furnished herewith

** Filed herewith

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